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                               TMP WORLDWIDE INC.

                   CONFIDENTIALITY/NON-SOLICITATION AGREEMENT

          As a material inducement to my employment by TMP Worldwide Inc. or one of its affiliates (collectively, "TMP"), I hereby agree as follows:

1. CONFIDENTIALITY. During the course of my employment with TMP I have had and/or will have access to trade secret, proprietary and confidential information relating to TMP and its clients, including but not limited to marketing data, financial information, client lists (including without limitation Rolodex type or computer based compilations maintained by TMP or me), details of TMP or client programs and methods, pricing policies, strategies, profit margins and software. During the course of my employment and thereafter, I will keep secret and retain in strictest confidence all of such trade secret, proprietary and confidential information, and will not disclose, disseminate or use such information to my own advantage or for the advantage of any party other than TMP.

2. NON-SOLICITATION. For a period of one year after the last day of my employment with TMP:

          (a) I will not, directly or indirectly, call on, solicit, perform services for, interfere with or endeavor to entice away from TMP any client to whom TMP provided services at any time during the 12 months preceding the last day of my employment with TMP, or any prospective client to whom TMP had made a presentation at any time during the 12 months preceding the last day of my employment with TMP; and

          (b) I will not, directly or indirectly, hire, attempt to hire, solicit for employment or encourage the departure of any employee of TMP or any individual who was employed by TMP at any time during the 12 months preceding the last day of my employment with TMP.

3. GENERAL. During the term of my employment with TMP, I will not directly or indirectly become employed by or render any services to any competitor of TMP.
I acknowledge that in the event I violate any provisions of this agreement in addition to its other rights and remedies, TMP shall be entitled to injunctive relief without the necessity of proving actual damages. I acknowledge that if any provision of this agreement is held to be unenforceable, the court making such holding shall have the power to modify such provision and in its modified form such provision shall be enforced.

THIS AGREEMENT DOES NOT RESTRICT ME FROM WORKING FOR ANY COMPETITOR OF TMP OR ANY OTHER FIRM AT ANY TIME AFTER MY LAST DAY OF EMPLOYMENT WITH TMP, SUBJECT TO MY COMPLIANCE WITH 1 AND 2 ABOVE.


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Employee Signature                                     Date Signed